MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2020

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



4.99%
31.38%
63.63%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	24.18%
Consumer Staples	18.61%
Communication Services	13.25%
Consumer Discretionary	12.47%
Healthcare	11.74%
Financials	11.35%
Industrials	2.27%
Energy	1.14%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	4.99%

TOP 10 HOLDINGS

Mastercard, Inc.	12.15%
Apple Inc.	10.23%
LVMH Moët Hennessey Louis Vuitton	4.49%
Alphabet, Inc. Class C	4.10%
Alphabet, Inc. Class A	4.09%
The Estée Lauder Companies, Inc.	4.01%
Roche Holding Ltd.	3.67%
Novo-Nordisk ADR	3.63%
Nike, Inc.	3.33%
The Walt Disney Company	3.24%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	33
2019 Portfolio Turnover	9.14%
Net Assets (millions)	$19.88
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
-20.35%
-21.05%
-4.02%
-10.39%
3.78%
1.92%
3.64%
3.24%
6.04%
6.57%
5.84%
5.86%
QTD
1 Year
3 Year
5 Year
10 Year
*Since Inception

Non-annualized

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$24,211
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $24,211.45 on 3/31/20. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

1Q20 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -20.35% in the first quarter of 2020 versus -21.05% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 5.84% versus 5.86% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Healthcare Sector (Biogen, Novo Nordisk & Roche Holding) and Consumer Discretionary Sector (Nestle, Unilever and Nike). Negative factors impacting performance for the Fund during the quarter included the Financial Sector (BNP Paribas, Citigroup & Bank of America) and the Energy Sector (Valero Energy).

During the quarter shares of KDDI Corporation were sold in order to provide liquidity to purchase additional shares of existing holdings and new shares of Boeing Corporation. The geographic diversification of the Fund as of March 31, 2020 consisted of 63.63% domestic stocks, 31.38% international stocks and 4.99% cash equivalents. The Fund owned shares of common stock in 32 companies.

Manager Commentary:

Since it first appeared in Wuhan, China late last year, the new corona virus (Covid-19) has spread around the world and caused a global pandemic. As a result of the health mandates by governments worldwide to combat the spread of the virus, global capital markets experienced extreme volatility during the last month of the quarter. The Standard & Poor's 500 Index posted a 20% decline while the MSCI EAFE (Developed International markets) Index lost 22.83% in the first quarter. The precipitous decline in the price of crude oil during the quarter had a negative impact on most energy companies while the travel and lodging sectors experienced unprecedented declines in their business operations.

Despite the considerable uncertainty associated with the pandemic and its effect on the global economy, it is important to acknowledge that some businesses will continue to thrive while most others will eventually return to normalcy in their operations. During the quarter it was reported by Nike that 80% of the stores that sell its products in China have reopened, after being closed in February. The Walt Disney Company launched Disney+, their streaming service, in Britain, Spain, Italy, Germany and other European countries. Although travel bans and business closures have negatively impacted consumer and business spending, Mastercard reported that it expected 9-10% growth in the first quarter. Facebook confirmed that total messaging across the platform's services had increased 50%, with video messaging more than doubling. Apple and Alphabet (a.k.a. Google) maintain more than $300 billion of cash combined on their balance sheets, which can be used to repurchase shares and make strategic acquisitions. In March, Roche Holding began shipping 400,000 initial test kits for Covid-19 while Unilever funneled cash to its suppliers worldwide by speeding up payments to small & medium sized vendors and offering credit to small retailers. Years from now we will look back on this pandemic as another example of how economic downturns reveal capitalism's way of sorting out weak business models and stretched balance sheets.

Thank you for your business and continued support.

Arthur Q. Johnson, CFA

Average Annualized Total Returns as of March 31, 2020

	1Q 2020 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	-20.35%	-4.02%	3.78%	3.64%	5.75%	6.04%	5.84%
MSCI World Index	-21.05%	-10.39%	1.92%	3.24%	5.77%	6.57%	5.86%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com